                                                                    Exhibit 23.1





                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-26797, 333-30771, 333-39213, 333-39189,
333-69761, 333-69765, 333-93413 and 333-93407) of Vital Images, Inc. of our
report dated February 11, 2000 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.




PricewaterhouseCoopers LLP
Minneapolis, Minnesota
March 17, 2000